The Allstate Corporation Investor Supplement First Quarter 2020 The condensed consolidated financial statements and financial exhibits included herein are unaudited. These condensed consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - First Quarter 2020 Table of Contents Consolidated Operations Service Businesses Condensed Consolidated Statements of Operations 1 Segment Results 24 Contribution to Income 2 Allstate Protection Plans Results 25 Segment Results 3 Condensed Consolidated Statements of Financial Position 4 Allstate Life Book Value per Common Share 5 Segment Results and Other Statistics 26 Return on Common Shareholders' Equity 6 Return on Equity 27 Debt to Capital 7 Policies in Force 8 Allstate Benefits Premiums Written for Allstate Protection and Service Businesses 9 Segment Results and Other Statistics 28 Return on Equity 29 Property-Liability Results 10 Allstate Annuities Catastrophe Losses 11 Segment Results and Other Statistics 30 Prior Year Reserve Reestimates 12 Return on Equity 31 Catastrophe Losses included in Prior Year Reserve Reestimates 13 Allstate Protection Corporate and Other Impact of Net Rate Changes Approved on Premiums Written 14 Corporate and Other Segment Results 32 Allstate Brand Profitability Measures 15 Allstate Brand Statistics 16 Investments Esurance Brand Profitability Measures and Statistics 17 Investment Position 33 Encompass Brand Profitability Measures and Statistics 18 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 34 Auto Profitability Measures by Brand 19 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 35 Homeowners Profitability Measures by Brand 20 Investment Position and Results by Strategy by Segment 36 Other Personal Lines Profitability Measures by Brand 21 Performance-Based Investments 37 Commercial Lines Profitability Measures 22 Discontinued Lines and Coverages Definitions of Non-GAAP Measures 38,39 Reserves 23

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Revenues					
Property and casualty insurance premiums [1]	$ 9,235	$ 9,194	$ 9,094	$ 8,986	$ 8,802
Life premiums and contract charges [2]	617	627	625	621	628
Other revenue [3]	265	260	273	271	250
Net investment income	421	689	880	942	648
Realized capital gains (losses)	(462)	702	197	324	662
Total revenues	10,076	11,472	11,069	11,144	10,990
Costs and expenses					
Property and casualty insurance claims and claims expense	5,341	5,749	6,051	6,356	5,820
Shelter-in-place payback expense	210	-	-	-	-
Life contract benefits	501	518	513	511	497
Interest credited to contractholder funds	132	153	169	156	162
Amortization of deferred policy acquisition costs	1,401	1,382	1,425	1,362	1,364
Operating costs and expenses	1,399	1,516	1,414	1,380	1,380
Pension and other postretirement remeasurement (gains) losses	318	(251)	225	125	15
Restructuring and related charges	5	14	-	9	18
Amortization of purchased intangibles	28	30	32	32	32
Impairment of purchased intangibles	-	51	-	55	-
Interest expense	81	82	80	82	83
Total costs and expenses	9,416	9,244	9,909	10,068	9,371
Gain on disposition of operations	1	3	-	2	1
Income from operations before income tax expense	661	2,231	1,160	1,078	1,620
Income tax expense	112	458	229	227	328
Net income	549	1,773	931	851	1,292
Preferred stock dividends	36	66	42	30	31
Net income applicable to common shareholders	$ 513	$ 1,707	$ 889	$ 821	$ 1,261
Earnings per common share					
Net income applicable to common shareholders per common share - Basic	$ 1.62	$ 5.32	$ 2.71	$ 2.47	$ 3.79
Weighted average common shares - Basic	317.4	320.7	327.7	332.0	332.6
Net income applicable to common shareholders per common share - Diluted	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74
Weighted average common shares - Diluted	322.4	326.3	333.0	336.9	337.5
Cash dividends declared per common share	$ 0.54	$ 0.50	$ 0.50	$ 0.50	$ 0.50

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners, other personal lines and commercial lines insurance products, including shared economy, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions.

The Allstate Corporation 1Q20 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Contribution to income					
Net income applicable to common shareholders	$ 513	$ 1,707	$ 889	$ 821	$ 1,261
Realized capital (gains) losses, after-tax	366	(553)	(155)	(256)	(524)
Pension and other postretirement remeasurement (gains) losses, after-tax	251	(199)	179	99	11
Valuation changes on embedded derivatives not hedged, after-tax	(14)	-	10	2	3
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	3	3	(1)	1	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(1)	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax	22	24	25	26	25
Impairment of purchased intangibles, after-tax	-	40	-	43	-
Gain on disposition of operations, after-tax	(1)	(2)	-	(1)	(1)
Adjusted net income*	$ 1,140	$ 1,020	$ 946	$ 735	$ 776
Income per common share - Diluted					
Net income applicable to common shareholders	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74
Realized capital (gains) losses, after-tax	1.13	(1.69)	(0.47)	(0.76)	(1.55)
Pension and other postretirement remeasurement (gains) losses, after-tax	0.78	(0.61)	0.54	0.29	0.03
Valuation changes on embedded derivatives not hedged, after-tax	(0.04)	-	0.03	-	0.01
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	0.01	0.01	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax	0.07	0.07	0.07	0.08	0.07
Impairment of purchased intangibles, after-tax	-	0.12	-	0.13	-
Gain on disposition of operations, after-tax	-	-	-	-	-
Adjusted net income*	$ 3.54	$ 3.13	$ 2.84	$ 2.18	$ 2.30
Weighted average common shares - Diluted	322.4	326.3	333.0	336.9	337.5

The Allstate Corporation 1Q20 Supplement

2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Three months ended March 31, 2020										
Premiums and contract charges	$ 8,881	$ -	$ 8,881	$ 354	$ 333	$ 282	$ 2	$ -	$ -	$ 9,852
Intersegment insurance premiums and service fees	-	-	-	38	-	-	-	-	(38)	-
Other revenue	181	-	181	52	32	-	-	-	-	265
Claims and claims expense	(5,249)	(2)	(5,251)	(92)	-	-	-	-	2	(5,341)
Shelter-in-Place Payback expense	(210)	-	(210)	-	-	-	-	-	-	(210)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(268)	(150)	(215)	-	-	(633)
Amortization of deferred policy acquisition costs	(1,167)	-	(1,167)	(153)	(34)	(45)	(2)	-	-	(1,401)
Operating costs and expenses	(1,083)	(1)	(1,084)	(161)	(84)	(75)	(6)	(25)	36	(1,399)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(318)	-	(318)
Restructuring and related charges	(4)	-	(4)	-	(1)	-	-	-	-	(5)
Amortization of purchased intangibles	(1)	-	(1)	(27)	-	-	-	-	-	(28)
Impairment of purchased intangibles	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	(81)	-	(81)
Underwriting income (loss)	$ 1,348	$ (3)	1,345							
Net investment income			202	10	128	20	47	14	-	421
Realized capital gains (losses)			(103)	(24)	(31)	(14)	(269)	(21)	-	(462)
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(282)	-	(11)	(4)	93	92	-	(112)
Preferred stock dividends			-	-	-	-	-	(36)	-	(36)
Net income (loss) applicable to common shareholders			$ 1,162	$ (3)	$ 64	$ 14	$ (349)	$ (375)	$ -	$ 513
Realized capital (gains) losses, after-tax			82	19	25	10	213	17	-	366
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	251	-	251
Valuation changes on embedded derivatives not hedged, after-tax			-	-	(12)	-	(2)	-	-	(14)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			1	21	-	-	-	-	-	22
Impairment of purchased intangibles, after-tax			-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 1,245	$ 37 (1)	$ 80 (1)	$ 24 (1)	$ (139) (1)	$ (107) (1)	$ -	$ 1,140

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Three months ended March 31, 2019										
Premiums and contract charges	$ 8,507	$ -	$ 8,507	$ 295	$ 337	$ 288	$ 3	$ -	$ -	$ 9,430
Intersegment insurance premiums and service fees	-	-	-	33	-	-	-	-	(33)	-
Other revenue	176	-	176	47	27	-	-	-	-	250
Claims and claims expense	(5,728)	(2)	(5,730)	(92)	-	-	-	-	2	(5,820)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(286)	(154)	(219)	-	-	(659)
Amortization of deferred policy acquisition costs	(1,164)	-	(1,164)	(127)	(28)	(43)	(2)	-	-	(1,364)
Operating costs and expenses	(1,069)	(1)	(1,070)	(151)	(91)	(71)	(7)	(21)	31	(1,380)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(15)	-	(15)
Restructuring and related charges	(18)	-	(18)	-	-	-	-	-	-	(18)
Amortization of purchased intangibles	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Interest expense	-	-	-	-	-	-	-	(83)	-	(83)
Underwriting income (loss)	$ 703	$ (3)	700							
Net investment income			291	9	127	19	190	12	-	648
Realized capital gains (losses)			497	8	(5)	4	156	2	-	662
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(306)	3	(14)	(9)	(25)	23	-	(328)
Preferred stock dividends			-	-	-	-	-	(31)	-	(31)
Net income (loss) applicable to common shareholders			$ 1,182	$ (6)	$ 67	$ 34	$ 97	$ (113)	$ -	$ 1,261
Realized capital (gains) losses, after-tax			(393)	(7)	4	(3)	(124)	(1)	-	(524)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	11	-	11
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	3	-	-	3
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			1	24	-	-	-	-	-	25
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 789	$ 11 (1)	$ 73 (1)	$ 31 (1)	$ (25) (1)	$ (103) (1)	$ -	$ 776

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 1Q20 Supplement
3

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Assets					
Investments					
Fixed income securities, at fair value [1]	$ 59,857	$ 59,044	$ 59,259	$ 58,484	$ 58,202
Equity securities, at fair value [2]	3,701	8,162	8,206	7,906	5,802
Mortgage loans, net	4,759	4,817	4,694	4,687	4,681
Limited partnership interests	7,087	8,078	7,990	7,818	7,493
Short-term, at fair value	5,671	4,256	5,254	3,740	4,157
Other, net	3,767	4,005	3,904	3,856	3,786
Total investments	84,842	88,362	89,307	86,491	84,121
Cash	338	338	587	599	551
Premium installment receivables, net	6,401	6,472	6,558	6,380	6,201
Deferred policy acquisition costs	4,742	4,699	4,683	4,667	4,670
Reinsurance and indemnification recoverables, net	9,214	9,211	9,363	9,292	9,374
Accrued investment income	593	600	613	633	614
Property and equipment, net	1,123	1,145	1,092	1,058	1,047
Goodwill	2,544	2,545	2,545	2,547	2,547
Other assets, net	3,876	3,534	3,383	3,649	3,659
Separate Accounts	2,434	3,044	2,942	3,058	3,050
Total assets	$ 116,107	$ 119,950	$ 121,073	$ 118,374	$ 115,834
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 27,148	$ 27,712	$ 28,076	$ 28,105	$ 27,544
Reserve for life-contingent contract benefits	12,244	12,300	12,378	12,337	12,200
Contractholder funds	17,404	17,692	17,804	17,964	18,161
Unearned premiums	14,999	15,343	15,343	14,752	14,323
Claim payments outstanding	892	929	952	915	891
Deferred income taxes	331	1,154	1,079	997	817
Other liabilities and accrued expenses	9,849	9,147	9,729	9,142	8,977
Long-term debt	6,633	6,631	6,630	6,628	6,453
Separate Accounts	2,434	3,044	2,942	3,058	3,050
Total liabilities	91,934	93,952	94,933	93,898	92,416
Equity					
Preferred stock and additional capital paid-in [3][4]	1,970	2,248	3,052	1,930	1,930
Common stock [5]	9	9	9	9	9
Additional capital paid-in	3,519	3,463	3,511	3,477	3,291
Retained income	48,326	48,074	46,527	45,803	45,148
Deferred ESOP expense	-	-	(3)	(3)	(3)
Treasury stock, at cost [6]	(30,209)	(29,746)	(29,063)	(28,500)	(28,042)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	530	1,887	2,023	1,654	972
Unrealized foreign currency translation adjustments	(98)	(59)	(50)	(40)	(44)
Unamortized pension and other postretirement prior service credit	126	122	134	146	157
Total accumulated other comprehensive income	558	1,950	2,107	1,760	1,085
Total shareholders' equity	24,173	25,998	26,140	24,476	23,418
Total liabilities and shareholders' equity	$ 116,107	$ 119,950	$ 121,073	$ 118,374	$ 115,834

(1) Amortized cost, net was $58,945, $56,293, $56,263, $56,008 and $56,831 as of March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.
(2) Cost was $3,631, $6,568, $6,930, $6,673 and $4,767 as of March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.
(3) Preferred shares outstanding were 81.0 thousand at March 31, 2020, 92.5 thousand at December 31, 2019, 125.8 thousand at September 30, 2019 and 79.8 thousand at June 30, 2019 and March 31, 2019.
(4) On January 15, 2020, we redeemed all 11,500 shares of our Fixed Rate Noncumulative Perpetual Preferred Stock, Series A.
(5) Common shares outstanding were 315,485,956; 318,791,191; 324,988,765; 329,903,875 and 333,056,875 as of March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.
(6) Treasury shares outstanding were 585 million, 581 million, 575 million, 570 million and 567 million as of March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

The Allstate Corporation 1Q20 Supplement

4

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Book value per common share					
Numerator:					
Common shareholders' equity [(1)]	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	318.7	324.8	330.6	335.1	337.9
Book value per common share	$ 69.67	$ 73.12	$ 69.84	$ 67.28	$ 63.59
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities					
Numerator:					
Common shareholders' equity	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Less: Unrealized net capital gains and losses on fixed income securities	534	1,893	2,028	1,658	975
Adjusted common shareholders' equity	$ 21,669	$ 21,857	$ 21,060	$ 20,888	$ 20,513
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	318.7	324.8	330.6	335.1	337.9
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 67.99	$ 67.29	$ 63.70	$ 62.33	$ 60.71

(1) Excludes equity related to preferred stock of $1,970 million at March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.

The Allstate Corporation 1Q20 Supplement

5

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on Common Shareholders' Equity					
Numerator:					
Net income applicable to common shareholders [(1)(2)]	$ 3,930	$ 4,678	$ 2,386	$ 2,439	$ 2,296
Denominator:					
Beginning common shareholders' equity	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Ending common shareholders' equity [(3)]	22,203	23,750	23,088	22,546	21,488
Average common shareholders' equity [(4)]	$ 21,846	$ 21,566	$ 22,222	$ 21,683	$ 21,229
Return on common shareholders' equity	18.0 %	21.7 %	10.7 %	11.2 %	10.8 %
Adjusted Net Income Return on Common Shareholders' Equity					
Numerator:					
Adjusted net income * [(1)]	$ 3,841	$ 3,477	$ 3,009	$ 2,822	$ 2,797
Denominator:					
Beginning common shareholders' equity	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses	972	(2)	(16)	54	187
Adjusted beginning common shareholders' equity	20,516	19,384	21,372	20,765	20,783
Ending common shareholders' equity	22,203	23,750	23,088	22,546	21,488
Less: Unrealized net capital gains and losses	530	1,887	2,023	1,654	972
Adjusted ending common shareholders' equity	21,673	21,863	21,065	20,892	20,516
Average adjusted common shareholders' equity [(4)]	$ 21,095	$ 20,624	$ 21,219	$ 20,829	$ 20,650
Adjusted net income return on common shareholders' equity *	18.2 %	16.9 %	14.2 %	13.5 %	13.5 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $2 million Tax Legislation expense for the period ended September 30, 2019 and a $29 million benefit for the periods ended June 30, 2019 and March 31, 2019.

(3) Excludes equity related to preferred stock of $1,970 million at March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.

(4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q20 Supplement

6

The Allstate Corporation Debt to Capital March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2020 2019 2019 2019 2019 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 6,633 6,631 6,630 6,628 6,453 Total debt $ 6,633 $ 6,631 $ 6,630 $ 6,628 $ 6,453 Capital resources Debt $ 6,633 $ 6,631 $ 6,630 $ 6,628 $ 6,453 Shareholders' equity Preferred stock and additional capital paid-in 1,970 2,248 3,052 1,930 1,930 Common stock 9 9 9 9 9 Additional capital paid-in 3,519 3,463 3,511 3,477 3,291 Retained income 48,326 48,074 46,527 45,803 45,148 Deferred ESOP expense - - (3) (3) (3) Treasury stock (30,209) (29,746) (29,063) (28,500) (28,042) Unrealized net capital gains and losses 530 1,887 2,023 1,654 972 Unrealized foreign currency translation adjustments (98) (59) (50) (40) (44) Unamortized pension and other postretirement prior service credit 126 122 134 146 157 Total shareholders' equity 24,173 25,998 26,140 24,476 23,418 Total capital resources $ 30,806 $ 32,629 $ 32,770 $ 31,104 $ 29,871 Ratio of debt to shareholders' equity 27.4% 25.5% 25.4% 27.1% 27.6 % Ratio of debt to capital resources 21.5% 20.3% 20.2% 21.3% 21.6 % The Allstate Corporation 1Q20 Supplement 7

The Allstate Corporation
Policies in Force and Other Statistics

	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Policies in Force statistics (in thousands) [(1)]					
Allstate Protection					
Allstate brand					
Auto	20,323	20,398	20,339	20,301	20,145
Homeowners	6,254	6,254	6,237	6,221	6,198
Landlord	653	658	663	670	676
Renters	1,684	1,683	1,679	1,668	1,655
Condominium	676	676	673	670	668
Other	1,326	1,327	1,326	1,319	1,307
Other personal lines	4,339	4,344	4,341	4,327	4,306
Commercial lines	224	227	228	229	230
Total	31,140	31,223	31,145	31,078	30,879
Esurance brand					
Auto	1,503	1,515	1,543	1,548	1,548
Homeowners	106	105	104	101	98
Other personal lines	46	46	48	48	48
Total	1,655	1,666	1,695	1,697	1,694
Encompass brand					
Auto	485	493	496	497	499
Homeowners	230	234	235	236	237
Other personal lines	75	76	77	77	78
Total	790	803	808	810	814
Allstate Protection Policies in Force	33,585	33,692	33,648	33,585	33,387
Service Businesses					
Allstate Protection Plans	107,124	99,632	89,783	83,968	77,866
Allstate Dealer Services	4,096	4,205	4,224	4,253	4,294
Allstate Roadside Services	576	599	617	635	649
Allstate Identity Protection	1,932	1,511	1,318	1,260	1,211
Total	113,728	105,947	95,942	90,116	84,020
Allstate Life	1,902	1,923	1,926	1,933	1,936
Allstate Benefits	4,309	4,183	4,287	4,296	4,322
Allstate Annuities	188	192	197	201	206
Total Policies in Force	153,712	145,937	136,000	130,131	123,871
Agency Data [(2)]					
Total Allstate agencies [(3)]	12,700	12,900	12,800	12,700	12,700
Licensed sales professionals [(4)]	25,800	27,100	26,800	26,700	26,800
Allstate independent agencies [(5)]	3,800	3,400	3,300	3,200	3,000
Encompass independent agencies	2,900	2,800	2,800	2,800	2,700

(1) Policy counts are based on items rather than customers.
- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers.
- Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.
- Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans (formerly known as SquareTrade) represents active consumer product protection plans.
- Allstate Identity Protection (formerly known as InfoArmor) reflects individual customer counts for identity protection products.
- Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.
- Allstate Benefits reflects certificate counts as opposed to group counts.

(2) Rounded to the nearest hundred.

(3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada.

(4) Represents employees of Allstate agencies who are licensed to sell Allstate products.

(5) Includes 881 and 1,102 engaged Allstate independent agencies ("AIAs") as of March 31, 2020 and December 31, 2019, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written.

The Allstate Corporation 1Q20 Supplement

8

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate Protection					
Allstate brand [(1)]					
Auto	$ 5,574	$ 5,470	$ 5,599	$ 5,472	$ 5,395
Homeowners	1,618	1,861	2,143	2,076	1,565
Landlord	125	135	141	134	124
Renters	71	71	87	78	69
Condominium	64	70	78	75	62
Other	151	158	186	191	144
Other personal lines	411	434	492	478	399
Commercial lines	221	243	238	236	185
Total	7,824	8,008	8,472	8,262	7,544
Esurance brand					
Auto	517	460	525	469	532
Homeowners	27	27	35	32	25
Other personal lines	2	2	2	2	2
Total	546	489	562	503	559
Encompass brand					
Auto	118	127	147	146	120
Homeowners	87	94	110	111	86
Other personal lines	17	19	21	21	18
Total	222	240	278	278	224
Total Allstate Protection					
Auto	6,209	6,057	6,271	6,087	6,047
Homeowners	1,732	1,982	2,288	2,219	1,676
Other personal lines	430	455	515	501	419
Commercial lines	221	243	238	236	185
Total	8,592	8,737	9,312	9,043	8,327
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ 8,592	$ 8,737	$ 9,312	$ 9,043	$ 8,327
Service Businesses [(2)]					
Allstate Protection Plans	$ 221	$ 278	$ 181	$ 167	$ 206
Allstate Dealer Services	107	123	126	120	99
Allstate Roadside Services	51	52	57	63	63
Total	379	453	364	350	368
Total premiums written	$ 8,971	$ 9,190	$ 9,676	$ 9,393	$ 8,695
Non-Proprietary Premiums					
Ivantage [(3)]	$ 1,916	$ 1,901	$ 1,871	$ 1,840	$ 1,806
Answer Financial [(4)]	144	134	153	150	145
[(1)] **Canada premiums included in Allstate brand**					
Auto	$ 239	$ 253	$ 291	$ 287	$ 205
Homeowners	67	79	93	87	58
Other personal lines	24	30	32	28	20
Total	$ 330	$ 362	$ 416	$ 402	$ 283

(2) There are no premiums written for Arity or Allstate Identity Protection, which are part of the Service Businesses segment. Revenues for Arity and Allstate Identity Protection are primarily reported as intersegment service fees and other revenue.

(3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 were $39 million, $41 million, $45 million, $45 million and $37 million, respectively.

(4) Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2020 were $18 million.

The Allstate Corporation 1Q20 Supplement

9

The Allstate Corporation
Property-Liability Results

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Premiums written	$ 8,592	$ 8,737	$ 9,312	$ 9,043	$ 8,327
Decrease (increase) in unearned premiums	370	129	(538)	(384)	179
Other	(81)	7	8	22	1
Premiums earned	8,881	8,873	8,782	8,681	8,507
Other revenue	181	180	195	190	176
Claims and claims expense	(5,251)	(5,660)	(5,960)	(6,272)	(5,730)
Shelter-in-Place Payback expense	(210)	-	-	-	-
Amortization of deferred policy acquisition costs	(1,167)	(1,155)	(1,167)	(1,163)	(1,164)
Operating costs and expenses	(1,085)	(1,175)	(1,114)	(1,060)	(1,071)
Restructuring and related charges	(4)	(12)	1	(9)	(18)
Impairment of purchased intangibles	-	(51)	-	-	-
Underwriting income [1]	1,345	1,000	737	367	700
Net investment income	202	323	448	471	291
Income tax expense on operations	(303)	(270)	(236)	(179)	(202)
Realized capital gains (losses), after-tax	(82)	437	127	204	393
Net income applicable to common shareholders	$ 1,162	$ 1,490	$ 1,076	$ 863	$ 1,182
Catastrophe losses	$ 211	$ 295	$ 510	$ 1,072	$ 680
Amortization of purchased intangibles	$ 1	$ 1	$ 1	$ 1	$ 1
Operating ratios					
Loss ratio	59.1	63.8	67.9	72.3	67.4
Expense ratio [2]	25.8	24.9	23.7	23.5	24.4
Combined ratio	84.9	88.7	91.6	95.8	91.8
Loss ratio	59.1	63.8	67.9	72.3	67.4
Less: effect of catastrophe losses	2.4	3.3	5.8	12.3	8.0
effect of prior year non-catastrophe reserve reestimates	0.3	(0.1)	(0.5)	(0.9)	(0.4)
Underlying loss ratio *	56.4	60.6	62.6	60.9	59.8
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	84.9	88.7	91.6	95.8	91.8
Effect of catastrophe losses	(2.4)	(3.3)	(5.8)	(12.3)	(8.0)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	0.1	0.5	0.9	0.4
Effect of impairment of purchased intangibles	-	(0.6)	-	-	-
Underlying combined ratio *	82.2	84.9	86.3	84.4	84.2
Effect of restructuring and related charges on combined ratio	-	0.1	-	0.1	0.2
Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	1.1	0.1	0.1
Effect of Shelter-in-Place Payback expense on combined and expense ratios	2.4	-	-	-	-
[1] **Underwriting Income (Loss)**					
Allstate brand	$ 1,314	$ 1,024	$ 858	$ 367	$ 702
Esurance brand	19	(37)	(6)	(3)	3
Encompass brand	14	17	(15)	7	(2)
Answer Financial	1	(1)	(1)	(1)	-
Total underwriting income for Allstate Protection	1,348	1,003	836	370	703
Discontinued Lines and Coverages	(3)	(3)	(99)	(3)	(3)
Total underwriting income for Property-Liability	$ 1,345	$ 1,000	$ 737	$ 367	$ 700

[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement
10

The Allstate Corporation
Property-Liability Catastrophe Losses

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate Protection					
Allstate brand					
Auto	$ 12	$ 2	$ 130	$ 179	$ 68
Homeowners [1]	170 [3]	253 [3]	292	781	511
Other personal lines	12	19	23	57	64
Commercial lines	2	5	2	4	1
Total	196	279	447	1,021	644
Esurance brand					
Auto	1	2	9	10	3
Homeowners	2	2	7	15	3
Total	3	4	16	25	6
Encompass brand					
Auto	-	-	4	3	3
Homeowners	11	12	41	22	25
Other personal lines	1	-	2	1	2
Total	12	12	47	26	30
Allstate Protection					
Auto	13	4	143	192	74
Homeowners	183	267	340	818	539
Other personal lines	13	19	25	58	66
Commercial lines	2	5	2	4	1
Total	211	295	510	1,072	680
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ 211	$ 295	$ 510	$ 1,072	$ 680
Effect of Catastrophe Losses on Combined Ratio [2]					
Allstate Protection					
Auto	0.2	-	1.6	2.2	0.9
Homeowners	2.1	3.0	3.9	9.4	6.3
Other personal lines	0.1	0.2	0.3	0.7	0.8
Commercial lines	-	0.1	-	-	-
Total	2.4	3.3	5.8	12.3	8.0
10-year average effect of catastrophe losses on combined ratio	6.1	5.9	6.9	14.0	6.8

(1) Includes $8 million and $7 million of reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million and $15 million of reinstatement reinsurance premiums for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.

(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

(3) Includes $1 million and $12 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended March 31, 2020 and December 31, 2019, respectively.

The Allstate Corporation 1Q20 Supplement

11

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Prior Year Reserve Reestimates (1)					
Allstate Protection					
Allstate brand					
Auto	$ 9	$ (11)	$ (152)	$ (94)	$ (58)
Homeowners	(4)	5	(1)	(1)	46
Other personal lines	(4)	(9)	10	(1)	10
Commercial lines	6	-	-	13	4
Total	7	(15)	(143)	(83)	2
Esurance brand					
Auto	3	(1)	-	(1)	4
Homeowners	(2)	1	-	1	(1)
Other personal lines	-	-	-	-	-
Total	1	-	-	-	3
Encompass brand					
Auto	1	-	(1)	(9)	-
Homeowners	(1)	-	3	4	8
Other personal lines	(2)	-	(1)	2	(3)
Total	(2)	-	1	(3)	5
Total Allstate Protection					
Auto	13	(12)	(153)	(104)	(54)
Homeowners	(7)	6	2	4	53
Other personal lines	(6)	(9)	9	1	7
Commercial lines	6	-	-	13	4
Total	6	(15)	(142)	(86)	10
Discontinued Lines and Coverages	2	2	98	3	2
Total Property-Liability	$ 8	$ (13)	$ (44)	$ (83)	$ 12
Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(2)					
Allstate Protection					
Auto	0.2	(0.2)	(1.7)	(1.2)	(0.6)
Homeowners	(0.1)	0.1	-	-	0.6
Other personal lines	(0.1)	(0.1)	0.1	-	0.1
Commercial lines	0.1	-	-	0.2	-
Total	0.1	(0.2)	(1.6)	(1.0)	0.1
Discontinued Lines and Coverages	-	-	1.1	0.1	0.1
Total Property-Liability	0.1	(0.2)	(0.5)	(0.9)	0.2
Allstate Protection by brand					
Allstate brand	0.1	(0.2)	(1.6)	(1.0)	-
Esurance brand	-	-	-	-	-
Encompass brand	-	-	-	-	0.1
Total	0.1	(0.2)	(1.6)	(1.0)	0.1

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 1Q20 Supplement 12

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate Protection [1]					
Allstate brand					
Auto	$ (8)	$ (8)	$ (1)	$ (7)	$ (1)
Homeowners [2]	(7) [4]	8 [4]	(1)	6	42
Other personal lines	(4)	(4)	(1)	(3)	9
Commercial lines	1	-	(1)	1	(1)
Total	(18)	(4)	(4)	(3)	49
Esurance brand					
Auto	-	-	(1)	1	-
Homeowners	-	-	-	1	-
Total	-	-	(1)	2	-
Encompass brand					
Auto	(1)	-	-	-	-
Homeowners	(1)	(1)	3	4	4
Other personal lines	-	-	(1)	-	-
Total	(2)	(1)	2	4	4
Total Allstate Protection					
Auto	(9)	(8)	(2)	(6)	(1)
Homeowners	(8)	7	2	11	46
Other personal lines	(4)	(4)	(2)	(3)	9
Commercial lines	1	-	(1)	1	(1)
Total	(20)	(5)	(3)	3	53
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ (20)	$ (5)	$ (3)	$ 3	$ 53
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][3]					
Allstate Protection					
Auto	(0.1)	(0.1)	-	(0.1)	-
Homeowners	(0.1)	0.1	-	0.1	0.5
Other personal lines	-	(0.1)	-	-	0.1
Commercial lines	-	-	-	-	-
Total	(0.2)	(0.1)	-	-	0.6
Allstate Protection by brand					
Allstate brand	(0.2)	(0.1)	-	-	0.6
Esurance brand	-	-	-	-	-
Encompass brand	-	-	-	-	-
Total	(0.2)	(0.1)	-	-	0.6

(1) Favorable reserve reestimates are shown in parentheses.

(2) Includes $8 million and $7 million reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million and $15 million of reinstatement reinsurance premiums incurred for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.

(3) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses.

(4) Includes $1 million and $12 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended March 31, 2020 and December 31, 2019, respectively.

The Allstate Corporation 1Q20 Supplement

13

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended March 31, 2020 [1]			Three months ended December 31, 2019			Three months ended September 30, 2019		
	Number of locations [5]	Total brand (%) [6]	Location specific (%) [7]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	16	0.5	6.5	26	0.8	2.6	24	0.5	3.1
Homeowners [4]	15	1.3	4.1	12	0.7	4.9	12	0.3	3.5
Esurance brand									
Auto	10	2.6	7.2	12	0.9	5.2	15	1.1	2.8
Homeowners	-	-	-	-	-	-	1	-	(3.0)
Encompass brand									
Auto	5	-	(0.2)	9	0.7	4.4	6	0.3	2.4
Homeowners	6	1.8	11.9	8	2.9	15.2	11	3.5	9.4

	Three months ended June 30, 2019			Three months ended March 31, 2019			Three months ended December 31, 2018		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto	20	0.8	3.4	19	0.6	3.4	25	0.3	3.2
Homeowners	4	0.1	5.1	20	2.1	5.5	18	1.1	4.6
Esurance brand									
Auto	6	2.4	5.3	9	0.6	4.1	8	0.3	1.3
Homeowners	2	2.7	19.9	2	2.0	18.2	1	0.4	9.9
Encompass brand									
Auto	1	-	3.6	3	0.5	4.5	4	0.5	2.6
Homeowners	8	1.4	6.5	4	1.4	10.8	3	1.2	8.2

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending March 31, 2020 are estimated to total $258 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.9%, 0.4%, 0.9%, 0.6% and 0.2% for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 2.6%, 2.7%, 2.2%, 1.7%, 1.4% and 1.1% for the trailing twelve months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 1.2%, 0.2%, 0.2%, 0.8%, 2.3% and 0.2% for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. Encompass operates in 40 states and the District of Columbia.

(6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

The Allstate Corporation 1Q20 Supplement

14

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net premiums written	$ 7,824	$ 8,008	$ 8,472	$ 8,262	$ 7,544
Net premiums earned					
Auto	$ 5,532	$ 5,509	$ 5,446	$ 5,404	$ 5,321
Homeowners	1,907	1,892	1,868	1,832	1,811
Other personal lines	449	449	447	440	437
Commercial lines	218	237	236	226	183
Total	$ 8,106	$ 8,087	$ 7,997	$ 7,902	$ 7,752
Other revenue					
Auto	$ 58	$ 58	$ 57	$ 57	$ 57
Homeowners	11	11	12	11	11
Other personal lines	29	31	37	35	28
Commercial lines	1	2	1	2	1
Other business lines [1]	40	42	46	46	38
Total	$ 139	$ 144	$ 153	$ 151	$ 135
Incurred losses					
Auto	$ 3,378	$ 3,712	$ 3,689	$ 3,698	$ 3,485
Homeowners	927	958	1,082	1,508	1,254
Other personal lines	243	225	277	281	292
Commercial lines	171	185	197	196	139
Total	$ 4,719	$ 5,080	$ 5,245	$ 5,683	$ 5,170
Expenses					
Auto	$ 1,560	$ 1,456	$ 1,385	$ 1,376	$ 1,381
Homeowners	436	459	437	414	426
Other personal lines	147	159	156	146	143
Commercial lines	43	41	39	39	38
Other business lines [1]	26	12	30	28	27
Total	$ 2,212	$ 2,127	$ 2,047	$ 2,003	$ 2,015
Underwriting income (loss)					
Auto	$ 652	$ 399	$ 429	$ 387	$ 512
Homeowners	555	486	361	(79)	142
Other personal lines	88	96	51	48	30
Commercial lines	5	13	1	(7)	7
Other business lines	14	30	16	18	11
Total	$ 1,314	$ 1,024	$ 858	$ 367	$ 702
Loss ratio	58.2	62.8	65.6	71.9	66.7
Expense ratio [2]	25.6	24.5	23.7	23.5	24.2
Combined ratio	83.8	87.3	89.3	95.4	90.9
Loss ratio	58.2	62.8	65.6	71.9	66.7
Less: effect of catastrophe losses	2.4	3.4	5.6	13.0	8.3
effect of prior year non-catastrophe reserve reestimates	0.3	(0.1)	(1.7)	(1.0)	(0.6)
Underlying loss ratio *	55.5	59.5	61.7	59.9	59.0
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	83.8	87.3	89.3	95.4	90.9
Effect of catastrophe losses	(2.4)	(3.4)	(5.6)	(13.0)	(8.3)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	0.1	1.7	1.0	0.6
Underlying combined ratio *	81.1	84.0	85.4	83.4	83.2
Effect of prior year reserve reestimates on combined ratio	0.1	(0.2)	(1.8)	(1.0)	-
Effect of advertising expenses on combined ratio	2.0	2.9	2.1	1.9	1.9
Effect of Shelter-in-Place Payback expense on combined and expense ratios	2.3	-	-	-	-

(1) Other business lines primarily represent commissions earned and other costs and expenses for Ivantage.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

15

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
New Issued Applications (in thousands) [2]					
Auto	751	694	753	755	740
Homeowners	199	196	226	229	197
Average Premium - Gross Written ($) [3]					
Auto	598	595	589	581	578
Homeowners	1,314	1,304	1,308	1,295	1,267
Average Premium - Net Earned ($) [4]					
Auto	543	541	537	535	530
Homeowners	1,213	1,209	1,191	1,174	1,166
Annualized Average Premium ($) [5]					
Auto	1,089	1,080	1,071	1,065	1,057
Homeowners	1,220	1,210	1,198	1,178	1,169
Average Underlying Loss (Incurred Pure Premium) and Expense * ($) [6]					
Auto	955	1,003	991	970	953
Homeowners	754	739	779	732	745
Renewal Ratio (%) [7]					
Auto	88.0	88.1	88.6	88.8	88.8
Homeowners	87.6	88.2	88.4	88.2	88.4
Auto Property Damage (% change year-over-year)					
Gross claim frequency [8]	(12.0)	(2.2)	2.0	(0.8)	(1.6)
Paid claim frequency [8]	(3.8)	(4.0)	0.2	(1.5)	(3.6)
Paid claim severity [9]	7.7	6.0	5.1	8.8	6.1
Bodily Injury (% change year-over-year)					
Gross claim frequency [8]	(11.2)	(3.2)	(0.5)	(2.1)	(1.2)
Homeowners Excluding Catastrophe Losses (% change year-over-year)					
Gross claim frequency [8]	(13.1)	(11.2)	(8.8)	(2.8)	(0.2)
Paid claim frequency [8]	(10.7)	(11.6)	(6.4)	(6.7)	1.1
Paid claim severity [9]	16.1	23.2	13.2	11.7	0.5

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.

(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 1Q20 Supplement
16

The Allstate Corporation
Esurance Brand Profitability Measures and Statistics

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net premiums written	$ 546	$ 489	$ 562	$ 503	$ 559
Net premiums earned					
Auto	$ 487	$ 500	$ 498	$ 496	$ 475
Homeowners	30	30	28	27	25
Other personal lines	2	2	2	2	2
Total	$ 519	$ 532	$ 528	$ 525	$ 502
Other revenue					
Auto	$ 23	$ 20	$ 23	$ 20	$ 20
Total	$ 23	$ 20	$ 23	$ 20	$ 20
Incurred losses					
Auto	$ 359	$ 405	$ 404	$ 387	$ 367
Homeowners	13	16	20	31	15
Other personal lines	1	2	-	1	2
Total	$ 373	$ 423	$ 424	$ 419	$ 384
Expenses					
Auto	$ 145	$ 160	$ 126	$ 121	$ 129
Homeowners	5	6	7	7	6
Other personal lines	-	-	-	1	-
Total	$ 150	$ 166	$ 133	$ 129	$ 135
Underwriting income (loss)					
Auto	$ 6	$ (45)	$ (9)	$ 8	$ (1)
Homeowners	12	8	1	(11)	4
Other personal lines	1	-	2	-	-
Total	$ 19	$ (37)	$ (6)	$ (3)	$ 3
Loss ratio	71.8	79.5	80.3	79.8	76.5
Expense ratio [1]	24.5	27.5	20.8	20.8	22.9
Combined ratio	96.3	107.0	101.1	100.6	99.4
Loss ratio	71.8	79.5	80.3	79.8	76.5
Less: effect of catastrophe losses	0.6	0.8	3.0	4.8	1.2
effect of prior year non-catastrophe reserve reestimates	0.1	-	0.2	(0.4)	0.6
Underlying loss ratio *	71.1	78.7	77.1	75.4	74.7
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	96.3	107.0	101.1	100.6	99.4
Effect of catastrophe losses	(0.6)	(0.8)	(3.0)	(4.8)	(1.2)
Effect of prior year non-catastrophe reserve reestimates	(0.1)	-	(0.2)	0.4	(0.6)
Effect of amortization of purchased intangibles	-	(0.2)	-	-	(0.2)
Effect of impairment of purchased intangibles	-	(9.6)	-	-	-
Underlying combined ratio *	95.6	96.4	97.9	96.2	97.4
Effect of prior year reserve reestimates on combined ratio	0.1	-	-	-	0.6
Effect of advertising expenses on combined ratio	8.5	4.7	8.0	7.4	8.2
Effect of Shelter-in-Place Payback expense on combined and expense ratios	3.3	-	-	-	-
Policies in Force (in thousands)					
Auto	1,503	1,515	1,543	1,548	1,548
Homeowners	106	105	104	101	98
Other personal lines	46	46	48	48	48
	1,655	1,666	1,695	1,697	1,694
New Issued Applications (in thousands)					
Auto	130	119	149	145	180
Homeowners	5	6	9	7	7
Average Premium - Gross Written ($)					
Auto (6-month policy)	632	619	626	611	625
Homeowners (12-month policy)	1,081	1,047	1,082	1,063	1,016
Renewal Ratio (%)					
Auto	82.0	81.8	81.9	84.0	83.9
Homeowners	83.9	83.2	84.1	85.5	84.8

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

17

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net premiums written	$ 222	$ 240	$ 278	$ 278	$ 224
Net premiums earned					
Auto	$ 135	$ 134	$ 136	$ 135	$ 134
Homeowners	101	100	101	99	99
Other personal lines	20	20	20	20	20
Total	$ 256	$ 254	$ 257	$ 254	$ 253
Other revenue					
Auto	$ 1	$ -	$ 2	$ -	$ 1
Homeowners	-	1	-	1	-
Total	$ 1	$ 1	$ 2	$ 1	$ 1
Incurred losses					
Auto	$ 90	$ 88	$ 94	$ 87	$ 91
Homeowners	55	52	82	66	72
Other personal lines	12	15	17	14	11
Total	$ 157	$ 155	$ 193	$ 167	$ 174
Expenses					
Auto	$ 48	$ 44	$ 43	$ 42	$ 45
Homeowners	32	32	32	32	31
Other personal lines	6	7	6	7	6
Total	$ 86	$ 83	$ 81	$ 81	$ 82
Underwriting income (loss)					
Auto	$ (2)	$ 2	$ 1	$ 6	$ (1)
Homeowners	14	17	(13)	2	(4)
Other personal lines	2	(2)	(3)	(1)	3
Total	$ 14	$ 17	$ (15)	$ 7	$ (2)
Loss ratio	61.3	61.0	75.1	65.7	68.8
Expense ratio [1]	33.2	32.3	30.7	31.5	32.0
Combined ratio	94.5	93.3	105.8	97.2	100.8
Loss ratio	61.3	61.0	75.1	65.7	68.8
Less: effect of catastrophe losses	4.7	4.7	18.3	10.2	11.9
effect of prior year non-catastrophe reserve reestimates	-	0.4	(0.4)	(2.8)	0.4
Underlying loss ratio *	56.6	55.9	57.2	58.3	56.5
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	94.5	93.3	105.8	97.2	100.8
Effect of catastrophe losses	(4.7)	(4.7)	(18.3)	(10.2)	(11.9)
Effect of prior year non-catastrophe reserve reestimates	-	(0.4)	0.4	2.8	(0.4)
Underlying combined ratio *	89.8	88.2	87.9	89.8	88.5
Effect of prior year reserve reestimates on combined ratio	(0.8)	-	0.4	(1.2)	2.0
Effect of Shelter-in-Place Payback expense on combined and expense ratios	2.0	-	-	-	-
Policies in Force (in thousands)					
Auto	485	493	496	497	499
Homeowners	230	234	235	236	237
Other personal lines	75	76	77	77	78
	790	803	808	810	814
New Issued Applications (in thousands)					
Auto	16	19	21	22	20
Homeowners	8	9	12	12	9
Average Premium - Gross Written ($)					
Auto (12-month policy)	1,162	1,134	1,137	1,130	1,134
Homeowners (12-month policy)	1,880	1,823	1,807	1,782	1,768
Renewal Ratio (%)					
Auto	77.5	77.8	78.9	78.1	77.7
Homeowners	81.9	82.1	83.0	82.5	82.1

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

18

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate brand auto					
Net premiums written	$ 5,574	$ 5,470	$ 5,599	$ 5,472	$ 5,395
Net premiums earned	$ 5,532	$ 5,509	$ 5,446	$ 5,404	$ 5,321
Other revenue	58	58	57	57	57
Incurred losses	(3,378)	(3,712)	(3,689)	(3,698)	(3,485)
Expenses	(1,560)	(1,456)	(1,385)	(1,376)	(1,381)
Underwriting income	$ 652	$ 399	$ 429	$ 387	$ 512
Loss ratio	61.1	67.4	67.7	68.4	65.5
Less: effect of catastrophe losses	0.2	-	2.4	3.3	1.3
effect of prior year non-catastrophe reserve reestimates	0.3	-	(2.8)	(1.6)	(1.1)
Underlying loss ratio *	60.6	67.4	68.1	66.7	65.3
Expense ratio [1]	27.1	25.4	24.4	24.4	24.9
Combined ratio	88.2	92.8	92.1	92.8	90.4
Effect of catastrophe losses	(0.2)	-	(2.4)	(3.3)	(1.3)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	-	2.8	1.6	1.1
Underlying combined ratio *	87.7	92.8	92.5	91.1	90.2
Effect of Shelter-in-Place Payback expense on combined and expense ratios	3.4	-	-	-	-
Esurance brand auto					
Net premiums written	$ 517	$ 460	$ 525	$ 469	$ 532
Net premiums earned	$ 487	$ 500	$ 498	$ 496	$ 475
Other revenue	23	20	23	20	20
Incurred losses	(359)	(405)	(404)	(387)	(367)
Expenses	(145)	(160)	(126)	(121)	(129)
Underwriting income (loss)	$ 6	$ (45)	$ (9)	$ 8	$ (1)
Loss ratio	73.7	81.0	81.1	78.0	77.3
Less: effect of catastrophe losses	0.2	0.4	1.8	2.0	0.6
effect of prior year non-catastrophe reserve reestimates	0.7	(0.2)	0.2	(0.4)	0.9
Underlying loss ratio *	72.8	80.8	79.1	76.4	75.8
Expense ratio [1]	25.1	28.0	20.7	20.4	22.9
Combined ratio	98.8	109.0	101.8	98.4	100.2
Effect of catastrophe losses	(0.2)	(0.4)	(1.8)	(2.0)	(0.6)
Effect of prior year non-catastrophe reserve reestimates	(0.7)	0.2	(0.2)	0.4	(0.9)
Effect of amortization of purchased intangibles	-	(0.2)	-	-	(0.2)
Effect of impairment of purchased intangibles	-	(10.2)	-	-	-
Underlying combined ratio *	97.9	98.4	99.8	96.8	98.5
Effect of Shelter-in-Place Payback expense on combined and expense ratios	3.5	-	-	-	-
Encompass brand auto					
Net premiums written	$ 118	$ 127	$ 147	$ 146	$ 120
Net premiums earned	$ 135	$ 134	$ 136	$ 135	$ 134
Other revenue	1	-	2	-	1
Incurred losses	(90)	(88)	(94)	(87)	(91)
Expenses	(48)	(44)	(43)	(42)	(45)
Underwriting (loss) income	$ (2)	$ 2	$ 1	$ 6	$ (1)
Loss ratio	66.7	65.7	69.1	64.5	67.9
Less: effect of catastrophe losses	-	-	2.9	2.2	2.2
effect of prior year non-catastrophe reserve reestimates	1.5	-	(0.7)	(6.6)	-
Underlying loss ratio *	65.2	65.7	66.9	68.9	65.7
Expense ratio [1]	34.8	32.8	30.2	31.1	32.8
Combined ratio	101.5	98.5	99.3	95.6	100.7
Effect of catastrophe losses	-	-	(2.9)	(2.2)	(2.2)
Effect of prior year non-catastrophe reserve reestimates	(1.5)	-	0.7	6.6	-
Underlying combined ratio *	100.0	98.5	97.1	100.0	98.5
Effect of Shelter-in-Place Payback expense on combined and expense ratios	3.7	-	-	-	-

[1] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

19

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate brand homeowners					
Net premiums written	$ 1,618	$ 1,861	$ 2,143	$ 2,076	$ 1,565
Net premiums earned	$ 1,907	$ 1,892	$ 1,868	$ 1,832	$ 1,811
Other revenue	11	11	12	11	11
Incurred losses	(927)	(958)	(1,082)	(1,508)	(1,254)
Expenses	(436)	(459)	(437)	(414)	(426)
Underwriting income (loss)	$ 555	$ 486	$ 361	$ (79)	$ 142
Loss ratio	48.6	50.6	57.9	82.3	69.3
Less: effect of catastrophe losses	8.9	13.4	15.7	42.6	28.2
effect of prior year non-catastrophe reserve reestimates	0.2	(0.2)	-	(0.4)	0.3
Underlying loss ratio *	39.5	37.4	42.2	40.1	40.8
Expense ratio [(1)]	22.3	23.7	22.8	22.0	22.9
Combined ratio	70.9	74.3	80.7	104.3	92.2
Effect of catastrophe losses	(8.9)	(13.4)	(15.7)	(42.6)	(28.2)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	0.2	-	0.4	(0.3)
Underlying combined ratio *	61.8	61.1	65.0	62.1	63.7
Esurance brand homeowners					
Net premiums written	$ 27	$ 27	$ 35	$ 32	$ 25
Net premiums earned	$ 30	$ 30	$ 28	$ 27	$ 25
Incurred losses	(13)	(16)	(20)	(31)	(15)
Expenses	(5)	(6)	(7)	(7)	(6)
Underwriting income (loss)	$ 12	$ 8	$ 1	$ (11)	$ 4
Loss ratio	43.3	53.3	71.4	114.8	60.0
Less: effect of catastrophe losses	6.7	6.7	25.0	55.5	12.0
effect of prior year non-catastrophe reserve reestimates	(6.7)	3.3	-	-	(4.0)
Underlying loss ratio *	43.3	43.3	46.4	59.3	52.0
Expense ratio [(1)]	16.7	20.0	25.0	25.9	24.0
Combined ratio	60.0	73.3	96.4	140.7	84.0
Effect of catastrophe losses	(6.7)	(6.7)	(25.0)	(55.5)	(12.0)
Effect of prior year non-catastrophe reserve reestimates	6.7	(3.3)	-	-	4.0
Underlying combined ratio *	60.0	63.3	71.4	85.2	76.0
Encompass brand homeowners					
Net premiums written	$ 87	$ 94	$ 110	$ 111	$ 86
Net premiums earned	$ 101	$ 100	$ 101	$ 99	$ 99
Other revenue	-	1	-	1	-
Incurred losses	(55)	(52)	(82)	(66)	(72)
Expenses	(32)	(32)	(32)	(32)	(31)
Underwriting income (loss)	$ 14	$ 17	$ (13)	$ 2	$ (4)
Loss ratio	54.4	52.0	81.2	66.7	72.7
Less: effect of catastrophe losses	10.9	12.0	40.6	22.2	25.3
effect of prior year non-catastrophe reserve reestimates	-	1.0	-	-	4.0
Underlying loss ratio *	43.5	39.0	40.6	44.5	43.4
Expense ratio [(1)]	31.7	31.0	31.7	31.3	31.3
Combined ratio	86.1	83.0	112.9	98.0	104.0
Effect of catastrophe losses	(10.9)	(12.0)	(40.6)	(22.2)	(25.3)
Effect of prior year non-catastrophe reserve reestimates	-	(1.0)	-	-	(4.0)
Underlying combined ratio *	75.2	70.0	72.3	75.8	74.7

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

20

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Allstate brand other personal lines					
Net premiums written	$ 411	$ 434	$ 492	$ 478	$ 399
Net premiums earned	$ 449	$ 449	$ 447	$ 440	$ 437
Other revenue	29	31	37	35	28
Incurred losses	(243)	(225)	(277)	(281)	(292)
Expenses	(147)	(159)	(156)	(146)	(143)
Underwriting income	$ 88	$ 96	$ 51	$ 48	$ 30
Loss ratio	54.1	50.1	62.0	63.9	66.8
Less: effect of catastrophe losses	2.7	4.2	5.1	13.0	14.6
effect of prior year non-catastrophe reserve reestimates	-	(1.1)	2.5	0.4	0.2
Underlying loss ratio *	51.4	47.0	54.4	50.5	52.0
Expense ratio [2]	26.3	28.5	26.6	25.2	26.3
Combined ratio	80.4	78.6	88.6	89.1	93.1
Effect of catastrophe losses	(2.7)	(4.2)	(5.1)	(13.0)	(14.6)
Effect of prior year non-catastrophe reserve reestimates	-	1.1	(2.5)	(0.4)	(0.2)
Underlying combined ratio *	77.7	75.5	81.0	75.7	78.3
Esurance brand other personal lines					
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2
Incurred losses	(1)	(2)	-	(1)	(2)
Expenses	-	-	-	(1)	-
Underwriting income	$ 1	$ -	$ 2	$ -	$ -
Encompass brand other personal lines					
Net premiums written	$ 17	$ 19	$ 21	$ 21	$ 18
Net premiums earned	$ 20	$ 20	$ 20	$ 20	$ 20
Incurred losses	(12)	(15)	(17)	(14)	(11)
Expenses	(6)	(7)	(6)	(7)	(6)
Underwriting income (loss)	$ 2	$ (2)	$ (3)	$ (1)	$ 3
Loss ratio	60.0	75.0	85.0	70.0	55.0
Less: effect of catastrophe losses	5.0	-	10.0	5.0	10.0
effect of prior year non-catastrophe reserve reestimates	(10.0)	-	-	10.0	(15.0)
Underlying loss ratio *	65.0	75.0	75.0	55.0	60.0
Expense ratio [2]	30.0	35.0	30.0	35.0	30.0
Combined ratio	90.0	110.0	115.0	105.0	85.0
Effect of catastrophe losses	(5.0)	-	(10.0)	(5.0)	(10.0)
Effect of prior year non-catastrophe reserve reestimates	10.0	-	-	(10.0)	15.0
Underlying combined ratio *	95.0	110.0	105.0	90.0	90.0

(1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

21

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net premiums written	$ 221	$ 243	$ 238	$ 236	$ 185
Net premiums earned	$ 218	$ 237	$ 236	$ 226	$ 183
Other revenue	1	2	1	2	1
Incurred losses [2]	(171)	(185)	(197)	(196)	(139)
Expenses	(43)	(41)	(39)	(39)	(38)
Underwriting income (loss)	$ 5	$ 13	$ 1	$ (7)	$ 7
Loss ratio	78.4	78.1	83.5	86.7	76.0
Expense ratio [3]	19.3	16.4	16.1	16.4	20.2
Combined ratio	97.7	94.5	99.6	103.1	96.2
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	97.7	94.5	99.6	103.1	96.2
Effect of catastrophe losses	(0.9)	(2.1)	(0.9)	(1.8)	(0.5)
Effect of prior year non-catastrophe reserve reestimates	(2.3)	-	(0.4)	(5.3)	(2.8)
Underlying combined ratio *	94.5	92.4	98.3	96.0	92.9
Effect of prior year reserve reestimates on combined ratio	2.8	-	-	5.7	2.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	-	(0.4)	0.4	(0.6)

(1) Commercial lines are all Allstate brand products and includes our shared economy business.
(2) Recorded losses related to the shared economy agreements are primarily based on original pricing expectations given limited loss experience.
(3) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q20 Supplement

22

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended	Twelve months ended December 31,				
(net of reinsurance)	March 31, 2020	2019	2018	2017	2016	2015
Asbestos						
Beginning reserves	$ 810	$ 866	$ 884	$ 912	$ 960	$ 1,014
Incurred claims and claims expense	-	28	44	61	67	39
Claims and claims expense paid	(20)	(84)	(62)	(89)	(115)	(93)
Ending reserves	$ 790	$ 810	$ 866	$ 884	$ 912	$ 960
Claims and claims expense paid as a percent of ending reserves	2.5 %	10.4 %	7.2 %	10.1 %	12.6 %	9.7 %
Environmental						
Beginning reserves	$ 179	$ 170	$ 166	$ 179	$ 179	$ 203
Incurred claims and claims expense	-	36	20	10	23	1
Claims and claims expense paid	(4)	(27)	(16)	(23)	(23)	(25)
Ending reserves	$ 175	$ 179	$ 170	$ 166	$ 179	$ 179
Claims and claims expense paid as a percent of ending reserves	2.3 %	15.1 %	9.4 %	13.9 %	12.8 %	14.0 %
Other [1]						
Beginning reserves	$ 376	$ 355	$ 357	$ 354	$ 377	$ 395
Incurred claims and claims expense	2	41	23	25	15	13
Claims and claims expense paid	(8)	(20)	(25)	(22)	(38)	(31)
Ending reserves	$ 370	$ 376	$ 355	$ 357	$ 354	$ 377
Claims and claims expense paid as a percent of ending reserves	2.2 %	5.3 %	7.0 %	6.2 %	10.7 %	8.2 %
Total [2]						
Beginning reserves	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Incurred claims and claims expense	2	105	87	96	105	53
Claims and claims expense paid	(32)	(131)	(103)	(134)	(176)	(149)
Ending reserves	$ 1,335	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516
Claims and claims expense paid as a percent of ending reserves	2.4 %	9.6 %	7.4 %	9.5 %	12.2 %	9.8 %

(1) Other includes other mass torts, workers' compensation, commercial and other.
(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 11.1, 11.1, 10.1, 9.2, 9.2 and 10.6 for the annualized three months of 2020 and twelve months ended 2019, 2018, 2017, 2016 and 2015, respectively, and is calculated by taking the ending reserves divided by average net payments made during the 3-year period.

The Allstate Corporation 1Q20 Supplement
23

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)

	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Service Businesses					
Net premiums written	$ 379	$ 453	$ 364	$ 350	$ 368
Net premiums earned	$ 354	$ 321	$ 312	$ 305	$ 295
Other revenue	52	46	47	48	47
Intersegment insurance premiums and service fees	38	44	44	33	33
Net investment income	10	12	11	10	9
Realized capital gains (losses)	(24)	11	4	9	8
Claims and claims expense	(92)	(92)	(93)	(86)	(92)
Amortization of deferred policy acquisition costs	(153)	(143)	(139)	(134)	(127)
Operating costs and expenses	(161)	(181)	(171)	(158)	(151)
Restructuring and related charges	-	-	(1)	1	-
Amortization of purchased intangibles	(27)	(29)	(31)	(31)	(31)
Impairment of purchased intangibles	-	-	-	(55)	-
Income tax (benefit) expense	-	(1)	4	12	3
Net loss applicable to common shareholders	$ (3)	$ (12)	$ (13)	$ (46)	$ (6)
Realized capital (gains) losses, after-tax	19	(8)	(4)	(6)	(7)
Amortization of purchased intangibles, after-tax	21	23	25	25	24
Impairment of purchased intangibles, after-tax	-	-	-	43	-
Adjusted net income	$ 37	$ 3	$ 8	$ 16	$ 11
Allstate Dealer Services					
Net premiums written	$ 107	$ 123	$ 126	$ 120	$ 99
Total revenue [2]	$ 112	$ 121	$ 115	$ 114	$ 107
Claims and claims expense	(11)	(12)	(12)	(12)	(11)
Other costs and expenses [3]	(97)	(95)	(93)	(90)	(88)
Income tax expense	(1)	(3)	(2)	(3)	(1)
Net income applicable to common shareholders	$ 3	$ 11	$ 8	$ 9	$ 7
Realized capital (gains) losses, after-tax	4	(4)	(2)	(2)	(1)
Adjusted net income	$ 7	$ 7	$ 6	$ 7	$ 6
Arity					
Other revenue	$ -	$ -	$ 1	$ 1	$ -
Intersegment service fees	30	35	34	24	24
Other costs and expenses [3]	(34)	(39)	(36)	(26)	(27)
Income tax benefit	1	1	-	-	1
Net loss applicable to common shareholders	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)
Adjusted net loss	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)
Allstate Identity Protection					
Other revenue	$ 28	$ 24	$ 22	$ 23	$ 24
Intersegment service fees	-	-	1	-	-
Other costs and expenses [3][4]	(43)	(48)	(47)	(44)	(38)
Income tax benefit	3	3	6	5	3
Net loss applicable to common shareholders	$ (12)	$ (21)	$ (18)	$ (16)	$ (11)
Amortization of purchased intangibles, after-tax	9	9	11	10	10
Adjusted net loss	$ (3)	$ (12)	$ (7)	$ (6)	$ (1)
Allstate Roadside Services					
Net premiums written	$ 51	$ 52	$ 57	$ 63	$ 63
Total revenue [2]	$ 60	$ 65	$ 68	$ 73	$ 73
Claims and claims expense	(26)	(31)	(35)	(37)	(38)
Other costs and expenses [3]	(31)	(35)	(39)	(40)	(43)
Income tax (expense) benefit	(1)	-	1	1	2
Net income (loss) applicable to common shareholders	$ 2	$ (1)	$ (5)	$ (3)	$ (6)
Adjusted net income (loss)	$ 2	$ (1)	$ (5)	$ (3)	$ (6)

(1) Service Businesses results also include Allstate Protection Plans (formerly known as SquareTrade); results are on the next page.
(2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses.
(3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges.
(4) Includes investments in growing the business and integration into Allstate.

The Allstate Corporation 1Q20 Supplement

24

The Allstate Corporation
Allstate Protection Plans Results

($ in millions)	As of or for the three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net premiums written	$ 221	$ 278	$ 181	$ 167	$ 206
Net premiums earned	$ 206	$ 172	$ 163	$ 153	$ 145
Other revenue [(1)]	8	6	7	7	8
Net investment income	5	6	5	4	4
Realized capital gains (losses)	(19)	5	2	6	7
Claims and claims expense	(55)	(49)	(46)	(37)	(43)
Amortization of deferred policy acquisition costs	(70)	(62)	(60)	(56)	(53)
Other costs and expenses	(50)	(56)	(49)	(48)	(42)
Amortization of purchased intangibles	(16)	(18)	(18)	(18)	(18)
Impairment of purchased intangibles	-	-	-	(55)	-
Income tax (benefit) expense	(2)	(2)	(1)	9	(2)
Net income (loss) applicable to common shareholders	$ 7	$ 2	$ 3	$ (35)	$ 6
Realized capital (gains) losses, after-tax	15	(4)	(2)	(4)	(6)
Amortization of purchased intangibles, after-tax	12	14	14	15	14
Impairment of purchased intangibles, after-tax	-	-	-	43	-
Adjusted net income	$ 34	$ 12	$ 15	$ 19	$ 14
Protection Plans in Force (in thousands) [(2)]	107,124	99,632	89,783	83,968	77,866
New Issued Protection Plans (in thousands)	12,561	16,515	10,086	9,754	13,500

(1) Other revenue relates to the acquisition of PlumChoice and iCracked Inc.
(2) Protection plan terms generally range between one and five years with an average term of three years.

The Allstate Corporation 1Q20 Supplement

25

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Premiums	$ 153	$ 166	$ 155	$ 157	$ 154
Contract charges	180	176	176	176	183
Other revenue [1]	32	34	31	33	27
Net investment income	128	134	128	125	127
Contract benefits	(212)	(223)	(202)	(216)	(214)
Interest credited to contractholder funds	(70)	(73)	(73)	(70)	(72)
Amortization of deferred policy acquisition costs	(30)	(29)	(85)	(27)	(26)
Operating costs and expenses	(84)	(95)	(77)	(91)	(91)
Restructuring and related charges	(1)	(1)	-	(1)	-
Income tax expense on operations	(16)	(13)	(9)	(18)	(15)
Adjusted net income	80	76	44	68	73
Realized capital gains (losses), after-tax	(25)	-	4	-	(4)
Valuation changes on embedded derivatives not hedged, after-tax	12	-	(9)	-	-
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	(3)	(3)	1	(1)	(2)
Net income applicable to common shareholders	$ 64	$ 73	$ 40	$ 67	$ 67
Premiums and Contract Charges by Product					
Traditional life insurance premiums	$ 153	$ 165	$ 155	$ 156	$ 154
Accident and health insurance premiums	-	1	-	1	-
Interest-sensitive life insurance contract charges	180	176	176	176	183
Total	$ 333	$ 342	$ 331	$ 333	$ 337
Benefit spread					
Premiums	$ 153	$ 166	$ 155	$ 157	$ 154
Cost of insurance contract charges	128	124	123	123	129
Contract benefits	(212)	(223)	(202)	(216)	(214)
Total benefit spread	$ 69	$ 67	$ 76	$ 64	$ 69
Investment spread					
Net investment income	$ 128	$ 134	$ 128	$ 125	$ 127
Interest credited to contractholder funds	(56)	(72)	(85)	(70)	(72)
Total investment spread	$ 72	$ 62	$ 43	$ 55	$ 55
Proprietary Life Issued Policies [2]	20,169	34,927	31,031	33,105	28,425
Policies in Force (in thousands) [3]					
Life insurance					
Allstate agencies	1,797	1,816	1,818	1,822	1,823
Closed channels	103	105	106	109	111
Accident and health insurance	2	2	2	2	2
Total	1,902	1,923	1,926	1,933	1,936

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.
(2) Policies issued during the period.
(3) Reflect the number of contracts in force.

The Allstate Corporation 1Q20 Supplement

26

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on Equity					
Numerator:					
Net income applicable to common shareholders (1)(2)	$ 244	$ 247	$ 237	$ 252	$ 260
Denominator:					
Beginning equity	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Ending equity	2,842	2,944	2,863	2,744	2,657
Average equity (3)	$ 2,750	$ 2,709	$ 2,696	$ 2,666	$ 2,600
Return on equity	8.9 %	9.1 %	8.8 %	9.5 %	10.0 %
Adjusted Net Income Return on Adjusted Equity					
Numerator:					
Adjusted net income (1)	$ 268	$ 261	$ 254	$ 285	$ 297
Denominator:					
Beginning equity	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	168	52	75	89	142
Goodwill	175	175	175	175	175
Adjusted beginning equity	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Ending equity	$ 2,842	$ 2,944	$ 2,863	$ 2,744	$ 2,657
Less: Unrealized net capital gains and losses	183	328	350	271	168
Goodwill	175	175	175	175	175
Adjusted ending equity	$ 2,484	$ 2,441	$ 2,338	$ 2,298	$ 2,314
Average adjusted equity (3)	$ 2,399	$ 2,344	$ 2,308	$ 2,311	$ 2,270
Adjusted net income return on adjusted equity *	11.2 %	11.1 %	11.0 %	12.3 %	13.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q20 Supplement

27

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	As of or for the three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Premiums	$ 253	$ 254	$ 262	$ 256	$ 259
Contract charges	29	28	29	28	29
Net investment income	20	22	21	21	19
Contract benefits	(141)	(152)	(161)	(143)	(145)
Interest credited to contractholder funds	(9)	(8)	(9)	(8)	(9)
Amortization of deferred policy acquisition costs	(45)	(50)	(33)	(35)	(43)
Operating costs and expenses	(75)	(74)	(69)	(71)	(71)
Income tax expense on operations	(8)	(4)	(9)	(11)	(8)
Adjusted net income	24	16	31	37	31
Realized capital gains (losses), after-tax	(10)	2	2	2	3
Net income applicable to common shareholders	$ 14	$ 18	$ 33	$ 39	$ 34
Benefit ratio (1)	50.0	53.9	55.3	50.4	50.3
Operating expense ratio (2)	26.6	26.2	23.7	25.0	24.7
Premiums and Contract Charges by Product					
Life	$ 38	$ 40	$ 41	$ 38	$ 38
Accident	73	72	76	74	76
Critical illness	122	116	121	120	122
Short-term disability	20	27	27	27	26
Other health	29	27	26	25	26
Total	$ 282	$ 282	$ 291	$ 284	$ 288
New Annualized Premium Sales by Product (3)					
Life	$ 6	$ 19	$ 9	$ 9	$ 8
Accident	17	43	20	20	21
Critical illness	21	61	23	22	24
Short-term disability	5	11	7	9	8
Other health	8	24	10	13	11
Total	$ 57	$ 158	$ 69	$ 73	$ 72
Annualized Premium In Force (4)	$ 1,233	$ 1,195	$ 1,248	$ 1,249	$ 1,251

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.
(3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(4) Premium amount paid annually for all active policies, which have not been cancelled.

The Allstate Corporation 1Q20 Supplement
28

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on Equity					
Numerator:					
Net income applicable to common shareholders [(1)]	$ 104	$ 124	$ 126	$ 128	$ 125
Denominator:					
Beginning equity	$ 906	$ 842	$ 883	$ 848	$ 824
Ending equity	923	949	1,010	969	906
Average equity [(2)]	$ 915	$ 896	$ 947	$ 909	$ 865
Return on equity	11.4 %	13.8 %	13.3 %	14.1 %	14.5 %
Adjusted Net Income Return on Adjusted Equity					
Numerator:					
Adjusted net income [(1)]	$ 108	$ 115	$ 125	$ 127	$ 126
Denominator:					
Beginning equity	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96
Adjusted beginning equity	$ 789	$ 756	$ 791	$ 756	$ 720
Ending equity	$ 923	$ 949	$ 1,010	$ 969	$ 906
Less: Unrealized net capital gains and losses	14	53	52	44	21
Goodwill	96	96	96	96	96
Adjusted ending equity	$ 813	$ 800	$ 862	$ 829	$ 789
Average adjusted equity [(2)]	$ 801	$ 778	$ 827	$ 793	$ 755
Adjusted net income return on adjusted equity *	13.5 %	14.8 %	15.1 %	16.0 %	16.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q20 Supplement 29

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Contract charges	$ 2	$ 3	$ 3	$ 4	$ 3
Net investment income [(1)]	47	180	251	296	190
Periodic settlements and accruals on non-hedge derivative instruments	-	-	(1)	1	-
Contract benefits	(148)	(143)	(150)	(152)	(138)
Interest credited to contractholder funds	(70)	(73)	(73)	(75)	(78)
Amortization of deferred policy acquisition costs	(2)	(2)	(2)	(1)	(2)
Operating costs and expenses	(6)	(7)	(7)	(8)	(7)
Restructuring and related charges	-	(1)	-	-	-
Income tax benefit (expense) on operations	38	10	(5)	(13)	7
Adjusted net (loss) income	(139)	(33)	16	52	(25)
Realized capital gains (losses), after-tax	(213)	97	16	37	124
Valuation changes on embedded derivatives not hedged, after-tax	2	-	(1)	(2)	(3)
Gain on disposition of operations, after-tax	1	2	-	1	1
Net (loss) income applicable to common shareholders	$ (349)	$ 66	$ 31	$ 88	$ 97
Benefit spread					
Cost of insurance contract charges	$ 2	$ 3	$ 2	$ 2	$ 2
Contract benefits excluding the implied interest on immediate annuities with life contingencies	(30)	(24)	(30)	(33)	(17)
Total benefit spread	$ (28)	$ (21)	$ (28)	$ (31)	$ (15)
Investment spread					
Net investment income	$ 47	$ 180	$ 251	$ 296	$ 190
Implied interest on immediate annuities with life contingencies	(118)	(119)	(120)	(119)	(121)
Interest credited to contractholder funds excluding valuation changes on embedded derivatives not hedged	(67)	(73)	(75)	(78)	(81)
Total investment spread	$ (138)	$ (12)	$ 56	$ 99	$ (12)
[(1)] **Performance-based net investment income, a component of net investment income**	$ (122)	$ (5)	$ 68	$ 106	$ 1

The Allstate Corporation 1Q20 Supplement

30

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)	Twelve months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on Equity					
Numerator:					
Net (loss) income applicable to common shareholders [1][2]	$ (164)	$ 282	$ 94	$ 194	$ 156
Denominator:					
Beginning equity	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Ending equity	4,926	5,625	5,552	5,437	5,278
Average equity [3]	$ 5,102	$ 5,287	$ 5,336	$ 5,233	$ 5,144
Return on equity	(3.2) %	5.3 %	1.8 %	3.7 %	3.0 %
Adjusted Net Income Return on Adjusted Equity					
Numerator:					
Adjusted net (loss) income [1]	$ (104)	$ 10	$ 75	$ 79	$ 71
Denominator:					
Beginning equity	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	428	193	241	272	279
Adjusted beginning equity	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Ending equity	$ 4,926	$ 5,625	$ 5,552	$ 5,437	$ 5,278
Less: Unrealized net capital gains and losses	277	604	585	502	428
Adjusted ending equity	$ 4,649	$ 5,021	$ 4,967	$ 4,935	$ 4,850
Average adjusted equity [3]	$ 4,750	$ 4,889	$ 4,923	$ 4,846	$ 4,790
Adjusted net (loss) income return on adjusted equity *	(2.2) %	0.2 %	1.5 %	1.6 %	1.5 %
Adjusted net income (loss) return on adjusted equity by product:					
Deferred annuities	15.1 %	14.5 %	14.2 %	13.2 %	11.7 %
Immediate annuities	(3.7) %	(1.1) %	0.3 %	0.5 %	0.4 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q20 Supplement

31

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2020 2019 2019 2019 2019 Net investment income $ 14 $ 18 $ 21 $ 19 $ 12 Operating costs and expenses (25) (27) (19) (24) (21) Interest expense (81) (81) (80) (82) (83) Income tax benefit on operations 21 20 19 19 20 Preferred stock dividends (36) (66) (42) (30) (31) Adjusted net loss (107) (136) (101) (98) (103) Realized capital gains (losses), after-tax (17) 9 2 7 1 Pension and other postretirement remeasurement gains (losses), after-tax (251) 199 (179) (99) (11) Net (loss) income applicable to common shareholders $ (375) $ 72 $ (278) $ (190) $ (113) The Allstate Corporation 1Q20 Supplement 32

The Allstate Corporation
Investment Position

($ in millions)	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Consolidated Investments					
Fixed income securities, at fair value	$ 59,857	$ 59,044	$ 59,259	$ 58,484	$ 58,202
Equity securities [1]	3,701	8,162	8,206	7,906	5,802
Mortgage loans, net	4,759	4,817	4,694	4,687	4,681
Limited partnership interests [2]	7,087	8,078	7,990	7,818	7,493
Short-term, at fair value	5,671	4,256	5,254	3,740	4,157
Other investments, net	3,767	4,005	3,904	3,856	3,786
Total	$ 84,842	$ 88,362	$ 89,307	$ 86,491	$ 84,121
Fixed income securities, at amortized cost, net [3]	$ 58,945	$ 56,293	$ 56,263	$ 56,008	$ 56,831
Ratio of fair value to amortized cost	101.5 %	104.9 %	105.3 %	104.4 %	102.4 %
Short-term, at amortized cost	$ 5,671	$ 4,256	$ 5,254	$ 3,740	$ 4,157

March 31, 2020 - By Segment	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Fixed income securities, at fair value	$ 34,577	$ 1,410	$ 7,824	$ 1,275	$ 13,586	$ 1,185	$ 59,857
Equity securities	1,842	111	157	64	1,213	314	3,701
Mortgage loans, net	568	-	1,792	198	2,201	-	4,759
Limited partnership interests	4,154	-	-	-	2,933	-	7,087
Short-term, at fair value	2,507	83	485	30	606	1,960	5,671
Other investments, net	1,540	-	1,309	300	617	1	3,767
Total	$ 45,188	$ 1,604	$ 11,567	$ 1,867	$ 21,156	$ 3,460	$ 84,842
Fixed income securities, at amortized cost, net	$ 34,556	$ 1,383	$ 7,466	$ 1,257	$ 13,126	$ 1,157	$ 58,945
Ratio of fair value to amortized cost	100.1 %	102.0 %	104.8 %	101.4 %	103.5 %	102.4 %	101.5 %
Short-term, at amortized cost	$ 2,507	$ 83	$ 485	$ 30	$ 606	$ 1,960	$ 5,671
Fixed income securities portfolio duration (in years) [4]	5.09	5.01	6.51	5.15	4.70	3.17	5.15

(1) As of March 31, 2020, equity securities include $1.39 billion of investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of March 31, 2020, we have commitments to invest additional amounts in limited partnership interests totaling $2.71 billion.
(3) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, credit losses for fixed income securities are now recorded as an allowance.
(4) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 1Q20 Supplement

33

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)	Three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Net Investment Income					
Fixed income securities	$ 525	$ 548	$ 546	$ 543	$ 538
Equity securities	6	51	57	68	30
Mortgage loans	60	59	54	54	53
Limited partnership interests ("LP") [1]	(192)	11	197	254	9
Short-term	17	22	28	26	26
Other	63	66	66	67	63
Investment income, before expense	479	757	948	1,012	719
Less: Investment expense	(58)	(68)	(68)	(70)	(71)
Net investment income	$ 421	$ 689	$ 880	$ 942	$ 648
Interest-bearing investments [2]	$ 646	$ 674	$ 676	$ 672	$ 664
Equity securities	6	51	57	68	30
LP and other alternative investments [3]	(173)	32	215	272	25
Investment income, before expense	$ 479	$ 757	$ 948	$ 1,012	$ 719
Pre-Tax Yields [4]					
Fixed income securities	3.6 %	3.9 %	3.9 %	3.8 %	3.8 %
Equity securities	0.5	3.0	3.4	4.7	2.6
Mortgage loans	4.9	5.0	4.6	4.6	4.6
Limited partnership interests	(10.1)	0.5	10.0	13.3	0.5
Total portfolio	2.2	3.5	4.4	4.8	3.4
Interest-bearing investments	3.7	3.9	4.0	4.0	3.9
Realized Capital Gains (Losses), Pre-tax by transaction type					
Sales [5]	$ 388	$ 216	$ 147	$ 117	$ 95
Credit losses [6]	(79)	(4)	(14)	(15)	(14)
Valuation of equity investments	(859)	521	24	200	627
Valuation and settlements of derivative instruments	88	(31)	40	22	(46)
Total	$ (462)	$ 702	$ 197	$ 324	$ 662
Total Return on Investment Portfolio [7]					
Net investment income	0.5 %	0.8 %	1.0 %	1.1 %	0.8 %
Valuation-interest bearing	(1.9)	(0.1)	0.8	1.5	1.7
Valuation-equity investments	(1.0)	0.6	0.1	0.2	0.8
Total	(2.4) %	1.3 %	1.9 %	2.8 %	3.3 %
Average Investment Balances (in billions) [8]	$ 83.9	$ 84.5	$ 83.9	$ 82.2	$ 81.2
Investment Expense					
Investee level expenses [5]	$ (13)	$ (22)	$ (19)	$ (20)	$ (20)
Securities lending expense	(6)	(8)	(10)	(11)	(11)
Other expenses	(39)	(38)	(39)	(39)	(40)
Total investment expense	$ (58)	$ (68)	$ (68)	$ (70)	$ (71)

(1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

(2) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(3) Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(4) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Beginning January 1, 2020, depreciation included in investee level expenses will now be reported as realized capital gains or losses on sales. Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(5) Beginning January 1, 2020, depreciation previously included in investee level expenses will be reported as realized capital gains or losses.

(6) Due to the adoption of the measurement of credit losses on financial instruments accounting standard, prior period OTTI impairment write-downs are now presented as credit losses.

(7) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships for periods prior to 2018, bank loans and agent loans divided by the average fair value balances.

(8) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 1Q20 Supplement

34

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended March 31, 2020						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 267	$ 8	$ 86	$ 13	$ 141	$ 10	$ 525
Equity securities	6	2	1	-	(5)	2	6
Mortgage loans	6	-	24	3	27	-	60
Limited partnership interests ("LP")	(77)	-	-	-	(115)	-	(192)
Short-term	9	-	2	-	4	2	17
Other	25	-	20	4	12	2	63
Investment income, before expense	236	10	133	20	64	16	479
Less: Investment expense	(34)	-	(5)	-	(17)	(2)	(58)
Net investment income	$ 202	$ 10	$ 128	$ 20	$ 47	$ 14	$ 421
Net investment income, after-tax	$ 171	$ 8	$ 106	$ 16	$ 38	$ 11	$ 350
Interest-bearing investments [(1)]	$ 295	$ 8	$ 132	$ 20	$ 177	$ 14	$ 646
Equity securities	6	2	1	-	(5)	2	6
LP and other alternative investments [(2)]	(65)	-	-	-	(108)	-	(173)
Investment income, before expense	$ 236	$ 10	$ 133	$ 20	$ 64	$ 16	$ 479
Pre-Tax Yields [(3)]							
Fixed income securities	3.2 %	2.6 %	4.6 %	4.1 %	4.3 %	3.4 %	3.6 %
Equity securities	0.8	3.2	2.2	1.2	(1.8)	2.2	0.5
Mortgage loans	4.1	-	5.2	5.3	4.9	-	4.9
Limited partnership interests	(6.9)	-	-	-	(14.9)	-	(10.1)
Total portfolio	2.0	2.6	4.7	4.4	1.1	2.2	2.2
Interest-bearing investments	3.2	2.6	4.8	4.5	4.3	2.2	3.7
Realized Capital Gains (Losses), Pre-tax by transaction type							
Sales [(4)]	$ 366	$ 14	$ (4)	$ -	$ 4	$ 8	$ 388
Credit losses [(5)]	(35)	-	(16)	(2)	(26)	-	(79)
Valuation of equity investments	(512)	(38)	(11)	(12)	(257)	(29)	(859)
Valuation and settlements of derivative instruments	78	-	-	-	10	-	88
Total	$ (103)	$ (24)	$ (31)	$ (14)	$ (269)	$ (21)	$ (462)

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.
(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Beginning January 1, 2020, depreciation included in investee level expenses will now be reported as realized capital gains or losses on sales. Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.
(4) Beginning January 1, 2020, depreciation previously included in investee level expenses will be reported as realized capital gains or losses.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard, realized capital losses previously reported as OTTI impairment write-downs are now presented as credit losses.

The Allstate Corporation 1Q20 Supplement

35

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	As of or for the three months ended March 31, 2019 Total
	As of or for the three months ended March 31, 2020							
Market-based [1]								
Investment Position								
Interest-bearing investments	$ 38,321	$ 1,494	$ 11,409	$ 1,803	$ 16,635	$ 3,145	$ 72,807	$ 69,863
Equity securities [2]	1,606	110	158	64	1,140	314	3,392	5,583
LP and other alternative investments [3]	162	-	-	-	100	-	262	766
Total	$ 40,089	$ 1,604	$ 11,567	$ 1,867	$ 17,875	$ 3,459	$ 76,461	$ 76,212
Investment Income								
Interest-bearing investments	$ 294	$ 8	$ 132	$ 20	$ 177	$ 14	$ 645	$ 663
Equity securities	20	2	1	-	4	2	29	30
LP and other alternative investments	1	-	-	-	-	-	1	2
Investment income, before expense	315	10	133	20	181	16	675	695
Investee level expenses [4]	(1)	-	-	-	-	-	(1)	(2)
Income for yield calculation	$ 314	$ 10	$ 133	$ 20	$ 181	$ 16	$ 674	$ 693
Market-based pre-tax yield	3.1 %	2.6 %	4.7 %	4.4 %	4.2 %	2.2 %	3.6 %	3.8 %
Realized Capital Gains (Losses), Pre-tax by transaction type								
Sales	$ 353	$ 14	$ (4)	$ -	$ 7	$ 8	$ 378	$ 66
Credit losses [5]	(29)	-	(16)	(2)	(24)	-	(71)	(13)
Valuation of equity investments	(505)	(38)	(11)	(12)	(257)	(29)	(852)	602
Valuation and settlements of derivative instruments	53	-	-	-	(1)	-	52	(50)
Total	$ (128)	$ (24)	$ (31)	$ (14)	$ (275)	$ (21)	$ (493)	$ 605
Performance-based [6]								
Investment Position								
Interest-bearing investments	$ 141	$ -	$ -	$ -	$ 35	$ -	$ 176	$ 127
Equity securities	236	-	-	-	73	-	309	219
LP and other alternative investments	4,722	-	-	-	3,173	1	7,896	7,563
Total	$ 5,099	$ -	$ -	$ -	$ 3,281	$ 1	$ 8,381	$ 7,909
Investment Income								
Interest-bearing investments	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1	$ 1
Equity securities	(14)	-	-	-	(9)	-	(23)	-
LP and other alternative investments	(66)	-	-	-	(108)	-	(174)	23
Investment income, before expense	(79)	-	-	-	(117)	-	(196)	24
Investee level expenses	(7)	-	-	-	(5)	-	(12)	(18)
Income for yield calculation	$ (86)	$ -	$ -	$ -	$ (122)	$ -	$ (208)	$ 6
Performance-based pre-tax yield	(6.7) %	N/A	N/A	N/A	(14.3) %	- %	(9.7) %	0.3 %
Realized Capital Gains (Losses), Pre-tax by transaction type								
Sales	$ 13	$ -	$ -	$ -	$ (3)	$ -	$ 10	$ 29
Credit losses	(6)	-	-	-	(2)	-	(8)	(1)
Valuation of equity investments	(7)	-	-	-	-	-	(7)	25
Valuation and settlements of derivative instruments	25	-	-	-	11	-	36	4
Total	$ 25	$ -	$ -	$ -	$ 6	$ -	$ 31	$ 57

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard, realized capital losses previously reported as OTTI impairment write-downs are now presented as credit losses.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 1Q20 Supplement

36

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)

	As of or for the three months ended				
	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Investment position					
Limited partnerships					
Private equity	$ 5,781	$ 6,131	$ 6,162	$ 5,952	$ 5,786
Real estate	1,090	1,041	1,008	1,033	984
PB - limited partnerships	6,871	7,172	7,170	6,985	6,770
Non-LP					
Private equity	404	409	407	355	331
Real estate	1,106	1,128	1,017	906	808
PB - non-LP	1,510	1,537	1,424	1,261	1,139
Total					
Private equity	6,185	6,540	6,569	6,307	6,117
Real estate	2,196	2,169	2,025	1,939	1,792
Total PB	$ 8,381	$ 8,709	$ 8,594	$ 8,246	$ 7,909
Investment income					
Limited partnerships					
Private equity	$ (199)	$ (6)	$ 125	$ 216	$ (5)
Real estate	7	17	71	38	12
PB - limited partnerships	(192)	11	196	254	7
Non-LP					
Private equity	(21)	(9)	5	10	3
Real estate	17	18	19	15	14
PB - non-LP	(4)	9	24	25	17
Total					
Private equity	(220)	(15)	130	226	(2)
Real estate	24	35	90	53	26
Total PB	$ (196)	$ 20	$ 220	$ 279	$ 24
Investee level expenses [1]	$ (12)	$ (20)	$ (18)	$ (18)	$ (18)
Realized capital gains (losses) [1]					
Limited partnerships					
Private equity	$ (2)	$ 42	$ (1)	$ (3)	$ (3)
Real estate	(3)	(3)	-	1	-
PB - limited partnerships	(5)	39	(1)	(2)	(3)
Non-LP					
Private equity	15	(13)	17	8	28
Real estate	21	(11)	10	31	32
PB - non-LP	36	(24)	27	39	60
Total					
Private equity	13	29	16	5	25
Real estate	18	(14)	10	32	32
Total PB	$ 31	$ 15	$ 26	$ 37	$ 57
Pre-Tax Yield	(9.7) %	- %	9.6 %	12.9 %	0.3 %
Internal Rate of Return [2][3]					
10 Year	12.1 %	12.2 %	12.4 %	12.1 %	11.4 %
5 Year	10.2 %	10.8 %	11.2 %	11.4 %	11.2 %
3 Year	10.4 %	11.7 %	12.7 %	12.7 %	11.6 %
1 Year	6.5 %	7.6 %	9.7 %	9.5 %	6.7 %

(1) Beginning January 1, 2020, depreciation previously included in investee level expenses will be reported as realized capital gains or losses.

(2) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

(3) IRR excludes decreases of $247 million that were recorded in consideration of intervening events during the three months ended March 31, 2020. Where information was available to enable updated estimates, we recognized current period declines in the value of limited partnership interests. This included updating publicly traded investments held within limited partnerships to their March 31, 2020 values, which reduced income $52 million. Additionally, $195 million of valuation increases reported in the fourth quarter 2019 partnership financial statements were excluded from income considering the equity market decline in March.

The Allstate Corporation 1Q20 Supplement

37

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization or impairment of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization or impairment of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization or impairment of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The results of these calculations are provided on the schedule "Allstate Brand Statistics". The Allstate Corporation 1Q20 Supplement 38

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non- catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 1Q20 Supplement 39